UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	Commission File Number 1-9929	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)		27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered subject to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (No Par Value)	IIIN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Insteel Industries, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on February 14, 2023. Set forth below is a brief description of each item submitted to a vote of the shareholders at the Annual Meeting and the final voting results for each item. A more complete description of each item is set forth in the Company’s proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on January 3, 2023.

Item Number One – Election of Directors

Each of the three nominees named in the proxy statement for the Annual Meeting were elected by the shareholders to the Board of Directors (the “Board”) based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Abney S. Boxley	13,188,965	3,144,080	1,512,857
Anne H. Lloyd	16,090,994	222,052	1,512,857
W. Allen Rogers	8,215,187	8,117,859	1,512,857

Directors Boxley, Lloyd and Rogers were elected to three year terms ending at the 2026 Annual Meeting of Shareholders.

Item Number Two – Advisory Vote on the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,958,045	351,751	23,247	1,512,859

Item Number Three – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Shareholders of the Company supported the Company’s recommendation to continue to hold advisory votes on executive compensation each year, based on the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
13,523,981	1,539,952	1,258,545	10,765	1,512,660

The Board has determined to continue to hold advisory votes on executive compensation each year until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s 2029 Annual Meeting of Shareholders.

Item Number Four – Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2023 was ratified by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions
17,660,252	176,043	9,407

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.
Registrant

Date: February 16, 2023	By:	/s/ James F. Petelle
James F. Petelle
Vice President, Secretary and Chief Legal Officer